UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

Acropolis Infrastructure Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40584	86-2120451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	ACRO.U	New York Stock Exchange

Class A common stock	ACRO	New York Stock Exchange

Warrants	ACRO WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2023, Acropolis Infrastructure Acquisition Corp. (the “Company”) held a special meeting (the “Special Meeting”) of the Company’s stockholders (the “stockholders”). At the Special Meeting, the stockholders approved amendments (the “Charter Amendments”) to the Company’s amended and restated certificate of incorporation to (i) extend the date by which the Company must consummate its initial business combination from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”), (ii) permit the Company’s board of directors, in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and redeem all public shares prior to the Extended Date, and (iii) eliminate the limitation that the Company shall not redeem or repurchase its shares of Class A common stock (“public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”).

The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on June 23, 2023. The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to Exhibits 3.1, 3.2 and 3.3 which are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of 36,830,508 shares of the Company’s common stock (“shares”), representing approximately 85.40% of the Company’s issued and outstanding shares held of record at the close of business on May 30, 2023, the record date for the Special Meeting, were present in person (virtually) or represented by proxy, constituting a quorum. The stockholders voted on the following proposals (the “Proposals”) at the Special Meeting, which are described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on June 5, 2023 and mailed to stockholders on or around that date (the “Proxy Statement”).

The voting results for the proposals voted on at the Special Meeting are set forth below.

1. The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the Proxy Statement, which amendment we refer to as the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal,” to extend the date (the “Extension”) by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A common stock” or “public shares”), from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”).

For	Against	Abstain
33,621,678	3,184,641	24,189

2. The Early Liquidation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex B to the Proxy Statement, which amendment we refer to as the “Early Liquidation Amendment” and, such proposal, the “Early Liquidation Amendment Proposal,” to permit the Company’s board of directors, in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all public shares prior to the Extended Date (the “Early Liquidation”).

For	Against	Abstain
33,008,074	3,798,245	24,189

3. The Redemption Limitation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex C to the Proxy Statement, which amendment we refer to as the “Redemption Limitation Amendment” (together with the Extension Amendment and the Early Liquidation Amendment, the “Charter Amendments”) and, such proposal, the “Redemption Limitation Amendment Proposal” (together with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the “Charter Amendment Proposals”), to eliminate from the Certificate of Incorporation the limitation that the Company shall not redeem or repurchase public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation

For	Against	Abstain
33,621,678	3,184,641	24,189

4. The Adjournment Proposal — as there were sufficient votes to approve the Charter Amendment Proposals, the Adjournment Proposal described in the Proxy Statement was not presented to stockholders.

The Charter Amendments will not be effective until they have been filed with the Secretary of State of the State of Delaware. The Company’s board of directors retains the right to abandon any and all of the Charter Amendments and not implement the Extension at any time without any further action by the stockholders.

Item 8.01.	Other Events.

In connection with the Special Meeting, stockholders holding an aggregate of 26,499,201 of the public shares exercised their right to redeem such shares. Following such redemptions, 8,000,799 public shares will remain outstanding. Following the withdrawals from the trust account established in connection with the Company’s IPO (the “Trust Account”) in connection with redemptions, it is expected that approximately $82,262,411 will remain in the Trust Account of the approximately $355,377,322 that was in the Trust Account at the close of business on May 30, 2023, the record date for the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated June 23, 2023.
3.2	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated June 23, 2023.
3.3	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated June 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.

Date: June 26, 2023	By:	/s/ James Crossen
		Name:	James Crossen
		Title:	Chief Financial Officer